KSB BANCORP, INC.
                                   MAIN STREET
                             KINGFIELD, MAINE 04947


                                 April 12, 1999


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of KSB Bancorp, Inc. (the "Company") to be held on Wednesday, May 12, 1999, at the Inn on Winter's Hill, Kingfield, Maine, at 5:30 p.m.

         As described in the enclosed Proxy Statement, the matter scheduled to be presented for stockholder action at the Annual Meeting involves the election of two directors. During this meeting, we will also report on the operations of Kingfield Bank (the "Bank"), the wholly-owned subsidiary of the Company. Detailed information concerning the activities and operating performance of the Company and the Bank during the year ended December 31, 1998 is contained in the enclosed Annual Report. Directors and officers of the Company, as well as representatives of our independent auditors, will be present to respond to any questions which stockholders may have.

         We hope you will be able to attend this meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your support and interest. I look forward to seeing you at the Annual Meeting.

                                           Sincerely,


                                           /s/ John C. Witherspoon
                                           -----------------------
                                           John C. Witherspoon
                                           President and Chief Executive Officer

                                KSB BANCORP, INC.
                                   MAIN STREET
                             KINGFIELD, MAINE 04947

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 12, 1999


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of KSB Bancorp, Inc. (the "Company") will be held at the Inn on Winter's Hill, Kingfield, Maine on Wednesday, May 12, 1999 at 5:30 p.m., Maine time, for the following purpose:

         1.       The election of two directors for a term of three years each.

         Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 29, 1999 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only holders of the Common Stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Kingfield Bank, Main Street, Kingfield, Maine for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.



                                              By Order of the Board of Directors



Kingfield, Maine
April 12, 1999



         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                KSB BANCORP, INC.
                                   MAIN STREET
                             KINGFIELD, MAINE 04947
                            -------------------------
                                 PROXY STATEMENT
                            -------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 12, 1999
                            -------------------------

Solicitation and Voting of Proxies

         This Proxy Statement is being furnished to stockholders of KSB Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held on Wednesday, May 12, 1999 at 5:30 p.m., Maine time, at the Inn on Winter's Hill, Kingfield, Maine and at any adjournments thereof. The 1998 Annual Report to Stockholders, including the consolidated financial statements of the Company for the year ended December 31, 1998, accompanies this Proxy Statement and Proxy Card, which are first being mailed to stockholders on or about April 12, 1999.

         Regardless of the number of shares of Common Stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of each of the nominees for director named in this Proxy Statement.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by the Company's Directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

         The securities which may be voted at this Annual Meeting consist of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as provided below. The close of business on March 29, 1999 (the "Record Date") has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of the Company's Common Stock outstanding on the Record Date was 1,269,668 shares.

         The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at this Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.


Voting Procedures and Method of Counting Votes

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding persons known to be beneficial owners of more than 5% of the Company's Common Stock outstanding as of March 29, 1999.

                                            Amount and Nature
Name and Address                              of Beneficial             Percent
of Beneficial Owner                             Ownership              of Class
-------------------                         -----------------          --------
Kingfield Bank                                   122,103                  9.6 %
Employee Stock Ownership Plan
c/o Kingfield Bank
Main Street
Kingfield, Maine 04947

John C. Witherspoon                               91,187 (1)              7.1 %
c/o Kingfield Bank
Main Street
Kingfield, Maine 04947

Athena Capital Management, Inc. (2)              102,630                  8.1 %
621 E. Germantown Pike, Suite 105
Plymouth Valley, Pennsylvania 19401

---------------------------
(1) Includes 9,993 shares subject to future vesting under awards granted pursuant to the Bank's Recognition and Retention Plans and Trusts ("BRPs") and as to which voting may currently be directed. Includes 13,498 shares subject to options granted pursuant to the Company's Incentive Stock Option Plan that may be exercised within 60 days of the Record Date. Includes 12,239 shares allocated to Mr. Witherspoon's account under the Bank's Employee Stock Ownership Plan (the "ESOP").
(2) Athena Capital Management is an investment company. The information contained herein is based upon an Amended Schedule 13G beneficial ownership report, dated January 26, 1999, filed by Athena Capital Management with the SEC. Such Schedule 13G indicates that Athena Capital Management has shared voting and investment power over these shares of Common Stock.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         Each of the members of the Board of Directors of the Company also serves on the Board of Directors of Kingfield Bank (the "Bank"), the Company's wholly-owned subsidiary. Directors are elected for staggered terms of three years each, with the term of office of only one class of Directors expiring in each year. Directors serve until their successors are elected and qualified. No person being nominated as a Director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

         The nominees proposed by the Board for election at this Annual Meeting are Roger G. Spear and John C. Witherspoon. Each of these nominees is presently a Director of the Company. Set forth below is certain information concerning the nominees and the other members of the Board as of March 29, 1999. The Board believes that such nominees will stand for election and will serve if elected as Director. However, if any of the nominees proposed by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.
         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES WHOSE NAMES APPEAR BELOW.

                                    NOMINEES
                                                                                 Amount and Nature of
Name, Age, Principal Occupation and                                              Beneficial Ownership               Percent
Business Experience for Past Five Years            Expiration of Term                of Stock (1)                  of Class
---------------------------------------            ------------------        ----------------------------          --------
Roger G. Spear, Age 55................                    2002                          8,076 (2)                    0.6 %
    Mr.   Spear  was   elected  as
    Director  of the  Bank and the
    Company  in  March  1993.  Mr.
    Spear  is  Vice  President  of
    Administration-Chief Financial
    Officer of the  University  of
    Maine at Farmington.

John C. Witherspoon, Age 42...........                    2002                         91,187 (3)                    7.1 %
    Mr.  Witherspoon has served as
    Chief  Executive  Officer  and
    Director of the Company  since
    its   formation  in  1993.  He
    joined  the Bank in 1979 as an
    administrative  assistant  and
    served as Vice  President from
    June 1981 until  January 1984.
    In    January    1984,     Mr.
    Witherspoon  began to serve as
    President and Chief  Executive
    Officer  of the  Bank  and was
    elected  to serve on the Board
    of  Directors  of the  Bank in
    1987.
                                              CONTINUING DIRECTORS
                                                                               Amount and Nature of
Name, Age, Principal Occupation and                                            Beneficial Ownership               Percent
Business Experience for Past Five Years          Expiration of Term                of Stock (1)                  of Class
---------------------------------------          ------------------        ----------------------------          --------
G. Norton Luce, Age 65................                  2000                         23, 336 (2)                   1.8 %
    Mr.   Luce  has  served  as  a
    Director of the Company  since
    its  formation in 1993. He has
    served  as a  Director  of the
    Bank since 1978.  Mr. Luce was
    president  of  Mountain   Fuel
    Company/Valley  Gas Company, a
    heating  oil and gas  delivery
    business,  as well as  heating
    systems  installations,   from
    1975 until his  retirement  in
    October 1988.

                                              CONTINUING DIRECTORS
                                                                               Amount and Nature of
Name, Age, Principal Occupation and                                            Beneficial Ownership               Percent
Business Experience for Past Five Years          Expiration of Term                of Stock (1)                  of Class
---------------------------------------          ------------------        ----------------------------          --------
Winfield F. Robinson, Age 61..........                  2000                  44,238 (4)                           3.4 %
    Mr.  Robinson  has  served  as
    Chairman  of the  Board of the
    Company since its formation in
    1993.   He  has  served  as  a
    Director  of  the  Bank  since
    1976 and was elected  Chairman
    of  the  Board  in  1986.  Mr.
    Robinson   is   President   of
    Timber  Resource  Group LLC, a
    Maine-based   forest  products
    firm.

William P. Dubord, Age 51...............                2001                  19,464 (2)                           1.5 %
    Mr.  Dubord  has  served  as a
    Director of the Company  since
    its  formation in 1993. He has
    served  as a  Director  of the
    Bank since 1988. Mr. Dubord is
    a  partner  in the law firm of
    Marden,   Dubord,   Bernier  &
    Stevens.

Theodore C. Johanson, Age 61..........                  2001                  13,170 (2)                           1.0 %
    Mr.  Johanson was  appointed a
    Director  of the  Bank and the
    Company in October,  1996. Mr.
    Johanson is the  President  of
    Falcon    Shoe    Company   in
    Lewiston, Maine.

All Directors and Executive officers                     --                  282,321 (5)(6)                        20.8 %
    as a group (ten persons)..........

-----------------------------------
(1) Unless otherwise indicated, each person effectively exercises sole (or shared with spouse) voting and dispositive power as to the shares reported.
(2) Includes 6,950 shares that may be acquired pursuant to the exercise of stock options granted under the Directors' Stock Option Plan.
(3) Includes 9,993 shares subject to future vesting under awards granted pursuant to the Bank's Recognition and Retention Plans and Trusts ("BRPs") and as to which voting may currently be directed. Includes 13,498 shares subject to options granted pursuant to the Company's Incentive Stock Option Plan that may be exercised within 60 days of the Record Date. Includes 12,239 shares allocated to Mr. Witherspoon's account under the Bank's ESOP.
(4) Includes13,900 shares that may be acquired pursuant to the exercise of stock options granted under the Directors' Stock Option Plan.
(5) Includes 12,300 shares subject to future vesting under awards granted pursuant to the BRPs and as to which voting may currently be directed. Includes 87,905 shares that may be acquired pursuant to the exercise of stock options.
(6) Includes 30,339 shares allocated to the accounts of executive officers under the ESOP. Excludes the remaining 90,051 shares of Common Stock, or 7.1% of the shares of Common Stock outstanding, owned by the ESOP for the benefit of the employees of the Company and the Bank who are not executive officers. The ESOP Administrative Committee administers the ESOP. Under the terms of the ESOP, shares of Common Stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP Trustee as directed by the Administrative Committee. The Administrative Committee shall vote the unallocated shares in a manner that reflects the directions received from employees as to allocated shares, unless their fiduciary duties require otherwise. As of the Record Date, 101,153 shares of Common Stock held by the ESOP had been allocated to the accounts of employees, including the shares allocated to the account of executive officers.

Meetings of the Board of Directors and Committees of the Board

         During the year ended December 31, 1998, the Board of Directors of the Company held four meetings, and the Board of Directors of the Bank held 14 meetings. Each Director of the Company is a Director of the Bank. No Director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during this period, with respect to each the Company and the Bank.

         The Board of Directors of the Company serves as the nominating committee for directors. While the Board will consider nominees recommended by the stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting."

         The Bank's compensation committee consists of Messrs. Dubord (Chairman) and Robinson. The compensation committee reviews compensation, officer promotions, benefits and other matters of personnel policy and practice. The compensation committee met four times in 1998.

         The Bank's audit committee, consisting of Directors Dubord, Luce and Spear, is responsible for reviewing audit performance and evaluating policies and procedures relating to auditing functions and controls. The audit committee met four times in 1998.

Directors' Compensation

         Fees. Outside Directors of the Bank are paid an annual retainer of $9,500 ($12,000 for the Chairman of the Board) of which $1,500 ($2,000 for the Chairman) is paid in Company Common Stock. In addition, Outside Directors receive a fee of $200 for each Board meeting and Committee meeting attended.

         Directors Deferred Fee Plan. The Bank maintains a deferred fee plan for members of the Board of Directors. Participation in the Deferred Fee Plan is voluntary. Under the Deferred Fee Plan, a Director who wishes to participate in the Plan executes an agreement whereby the Director agrees to defer receipt of a certain amount of fees otherwise payable to him. The Director's account is credited with interest based on the prime rate quoted in the Wall Street Journal on December 31 of each year. Benefits (deferrals plus credited interest) are payable to the Director for ten years beginning on the later of the first day of the calendar month following the end of the Director's term of office due to resignation, removal, failure to be re-elected, or the Director's seventieth
(70th) birthday. In the event of the Director's death, the Bank will make specified monthly payments to the Director's beneficiary or beneficiaries within 30 days after the Director's death. The Bank's obligation under the Deferred Fee Plan is an unfunded and unsecured promise to pay. However, at its sole and exclusive option, the Bank may elect to fund the Deferred Fee Plan. Currently, Messrs.

Robinson, Dubord and Spear participate in the Deferred Plan.

         Directors Option Plans. In 1993, the Company adopted a stock option plan for Directors who are not employees of the Company or its subsidiary. The Directors Option Plan authorized the granting of non-statutory stock options for an aggregate of 39,600 shares of Common Stock (as adjusted to reflect stock dividends and stock splits paid by the Company on August 12, 1996 and July 10, 1997 (the "Stock Dividends")) to members of the Board of Directors who were not employees of the Bank or the Company. The six members of the Board of Directors at the time of the conversion of the Bank from the mutual to stock form and the related initial public offering of the Common Stock, who were not officers or employees of the Company or the Bank, received an option to purchase 4,950 shares of Common Stock, except that the Chairman of the Board received an option to purchase 9,900 shares. Both of these figures have been adjusted to reflect the Stock Dividends. Options as to a total of 39,600 shares of Common Stock have been granted to Directors under this plan. The exercise price of any option granted under the Directors Option Plan may be paid in cash or common stock. Directors are also eligible to receive option grants under the 1998 Long-Term Incentive Stock Option Plan. In 1998, the five members of the Board of Directors who were not officers or employees of the Company of the Bank, received an option to purchase 2,000 shares of Common Stock, except that the Chairman of the Board received an option to purchase 4,000 shares. The exercise price of any option granted under the Directors Option Plan may be paid in cash or common stock.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash compensation paid by the Bank, for services rendered during the years ended December 31, 1998, 1997 and 1996, to the Chief Executive Officer of the Bank and the Company (the "Named Executive Officer").

                                                Annual Compensation                   Long-Term Compensation

                                                                   Other
                           Year                                   Annual                Awards             Payouts      All Other
      Name and             Ended        Salary      Bonus      Compensation                                            Compensation
 Principal Position    December 31,      (1)                        (2)                                                    (3)
====================  ==============  ==========  ==========  ===============  ------------------------- -----------  ==============
                                                                                Restricted    Options/
                                                                                  Stock         SARS        LTIP
                                                                                  Awards         (#)       Payouts
                                                                               ============  =========== ===========
John C. Witherspoon        1998         $125,000     $18,025               --            --           --          --        $34,036
  President and Chief      1997          115,000      17,537               --            --           --          --         53,564
  Executive Officer        1996          100,800      12,000               --            --           --          --         24,576

====================  ==============  ==========  ==========  ===============  ============  =========== ===========  ==============

------------------------------------

(1) Salary amount includes $8,343, $7,635 and $7,004, respectively, deferred by Mr. Witherspoon pursuant to the Bank's 401(k) Retirement and Savings Plan for the years ended December 31, 1998, 1997and 1996.
(2) Perquisites for the years ended December 31, 1998, 1997 and 1996 did not exceed the lesser of $50,000 or 10% of the total of the salary and bonus as reported for the Named Executive Officer.
(3) Includes $6,253, $5,453 and $4,760, respectively, of matching contributions made by the Bank on Mr. Witherspoon's behalf pursuant to the Bank's 401(k) Retirement and Savings Plan for the years ended December 31, 1998, 1997 and 1996. Also includes $27,783, $48,111 and
         $19,816, respectively, representing the market value of shares of Common Stock allocated to Mr. Witherspoon under the Bank's ESOP for the years ended December 31, 1998, 1997 and 1996.

         Employment Agreements. The Bank and the Company have entered into an employment agreement with John C. Witherspoon, which provides for a three-year term. On each anniversary date of the agreement, the term of the agreement may be extended for an additional year such that the remaining term is three years. If notice of renewal is not provided, the agreement will expire two years thereafter. In addition to a current base salary of $125,000, the agreement provides for, among other things, disability pay, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The agreement provides for termination by the Bank or the Company for cause at any time, without further obligation. If termination of employment for cause is disputed by Mr. Witherspoon, the Company will continue making payments and providing benefits to Mr. Witherspoon until the dispute is settled by arbitration. If it is determined in arbitration that cause for termination existed, payments made must be returned. In the event the Bank or the Company choose to terminate the executive's employment for reasons other than cause, or the executive resigns due to demotion or loss of responsibility, relocation, reduction in benefits and perquisites or liquidation of the Bank or the Company, the executive will be entitled to his base salary for the remaining term of the agreement. Life, health and disability coverage would be provided for the remaining term of the agreement. If termination, voluntary or involuntary, follows a change in control of the Bank or the Company, the executive or, in the event of death, his beneficiary would be entitled to (i) a severance payment equal to the greater of the payments due for the remaining term of the agreement or three times the average of the three preceding years base salary; and (ii) life, medical and disability coverage for thirty-six (36) months.

         A "change in control" is generally defined to mean, during the term of the agreement, the acquisition of Company or Bank stock that would require Federal Reserve Board approval under the Bank Holding Company Act or under the Change in Bank Control Act or the acquisition by a person, or group of persons, of beneficial ownership of 20% or more of the Company's Common Stock, or a tender offer, exchange offer, merger or other form of business combination, sale of assets, or contested election of directors which results in a change of a majority of the Board of Directors. Payments to the executive under the agreement will be made by the Company in the event that payments or benefits are not paid by the Bank.

         Incentive Stock Option Plans. The Board of Directors of the Company has established stock option plans which provide discretionary awards to its officers and key employees. The grant of awards to employees under the option plans is determined by a committee of the Board of Directors consisting of non-employee directors.

         Set forth in the table that follows is information relating to options granted under the Stock Option Plans to the Named Executive Officer during 1998.

                                              OPTION GRANTS IN LAST FISCAL YEAR
=========================================================================================================================
                                                 Individual Grants
                                                 Percent of Total
                                                  Options Granted                                    Grant Date Present
                                                  to Employees in     Exercise or    Expiration          Value (1)
           Name               Options Granted         FY 1998         Base Price        Date
=========================================================================================================================
John C. Witherspoon               17,000               27.6%            $18.50       1/20/2008            $135,653
===========================  =================  ===================  ============= ============== =======================

------------------------------------
(1) The grant date present values per option share were derived using the Black-Scholes option pricing model with the following assumptions: volatility of 41.5%; risk free rate of return of 4.75%; dividend yield of 0.63%; and a ten year option life.

         Set forth below is certain information concerning options outstanding to the Named Executive Officer at December 31, 1998, and the options exercised by the Named Executive Officer during 1998.

                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                              FISCAL YEAR-END OPTION VALUES
=========================================================================================================================
                                                                     Number of Unexercised      Value of Unexercised In-
                                                                           Options at             The-Money Options at
                              Shares Acquired         Value                 Year-End                  Year-End (2)

                                                                   Exercisable/Unexercisable   Exercisable/Unexercisable
                                                                              (#)                         ($)
           ----                -------------        --------       -------------------------   -------------------------
John C. Witherspoon........       19,968          $308,899 (1)           13,498 /13,600               $77,150 / $0
===========================  =================  =================  ==========================  ==========================

------------------------------------
(1) Equals the difference between the aggregate exercise price of the options exercised and the aggregate fair market value of the shares of Common Stock received upon exercise computed by using the last trade price of the Common Stock as quoted on the Nasdaq Stock Market on the date of exercise.
(2) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 1998, at which date the last trade price of the Common Stock as quoted on the Nasdaq SmallCap Market was $15.50.

Transactions With Certain Related Persons

         There are loans outstanding from the Bank to certain of its Directors and executive officers, and their related interests. All loans or extensions of credit to executive officers and Directors, and their related interest, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and do not involve more than the normal risk of repayment or present other unfavorable features.

                              INDEPENDENT AUDITORS

          The Company's independent auditors for the year ended December 31, 1998 were Berry, Dunn, McNeil & Parker, Certified Public Accountants ("BDMP"). The Board of Directors of the Company has selected BDMP as its independent auditors for the year ending December 31, 1999. The selection was based in general upon the accounting firm's overall fee structure for auditing services, tax consulting, tax return review or preparation, and general consultations as a result of competitive bids solicited by the Company. A representative of BDMP is expected to attend the Annual Meeting. The representative will be given the opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

                              STOCKHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement in connection with the annual meeting of stockholders to be held following the year ending December 31, 1999, a stockholder proposal must be received by the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, no later than December 14, 1999. Any stockholder proposal submitted to the Company will be subject to SEC Rule 14a-8 under the Securities Exchange Act of 1934.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided.

         The date on which next year's Annual Meeting of Stockholders is expected to held is May 10, 2000. Accordingly, advance notice for certain business, or nominations to the Board of Directors, to be brought before the Annual Meeting to be held in the year 2000 must be given to the Company by February 10, 2000. If notice is received after February 10, 2000, it will be considered untimely, and the Company will not be required to present the matter at the stockholders meeting.

                                              By Order of the Board of Directors




Kingfield, Maine
April 12, 1998

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.